UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

HWGC Holdings Limited

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-55685 (Commission File Number)	30-0803939 (I.R.S. Employer Identification No.)

Portman House, 2 Portman Street, London, W1H 6DU, UK (Address of principal executive offices)

Registrant’s telephone number, including area code: +6032143 2889

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Share Exchange with HWGG Capital

On November 15, 2022, HWGC Holdings Limited, a Nevada corporation (the “Company”), consummated the share exchange transaction (the “Share Exchange”) contemplated by the Share Exchange Agreement, dated July 21, 2022 (the “Share Exchange Agreement”), by and among the Company, HWGG Capital P.L.C., a Labuan company (“HWGG Capital”), and all of the shareholders of HWGG Capital (the “HWGG Shareholders”). Pursuant to the terms and provisions of the Share Exchange Agreement, effective as of the closing (the “Effective Time”), the Company acquired all of the issued and outstanding ordinary shares of HWGG Capital (the “HWGG Shares”) from the HWGG Shareholders in exchange for an aggregate of 91,666,667 shares of common stock of the Company (the “Exchange Shares”), with each HWGG Shareholder receiving a pro rata portion of the Exchange Shares based upon the total number of HWGG Shares held by such HWGG Shareholder immediately prior to the Effective Time. As a result of the Share Exchange, HWGG Capital became a wholly owned subsidiary of the Company. See the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 25, 2022, with respect to the execution and delivery of the Share Exchange Agreement.

HWGG Capital and the HWGG Shareholders signed a waiver with the Company (the “Waiver Letter”) agreeing to waive the closing condition provided for in the Share Exchange Agreement that required a registration statement on Form S-4 relating to the registration of the Exchange Shares to be declared effective by the Commission prior to closing the Share Exchange. Pursuant to the Waiver Letter, the parties to the Share Exchange Agreement agreed that the waiver would be made effective as of the Effective Time.

The foregoing description of the Waiver Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Waiver Letter, which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.23 and is incorporated herein by reference.

Labuan Financial Services Authority Approval

On November 11, 2022, the Company and HWGG Capital received regulatory approval (“FSA Approval”) from the Labuan Financial Services Authority (“FSA”) to proceed with the Share Exchange, subject to certain conditions. Pursuant to the terms of the FSA Approval, among other things, the Company must eliminate its accumulated stockholder equity deficit within twelve months from the date of the approval letter and dispose of unprofitable subsidiaries after the closing of the Share Exchange.

The FSA Approval also requires that Mr. Lim Chun Hoo remain the majority or substantial shareholder of the Company and requires Mr. Lim to submit a letter of guarantee to the FSA (the “Letter of Guarantee”) pursuant to which he agrees to guarantee, on first demand, the financial obligations and requirements imposed on the Company with respect to its Labuan Money Brokering License, Credit Token License and Payment Operator License. The Letter of Guarantee must also provide that prior written approval is obtained from the FSA prior to any change in a 10% shareholder of HWGG Capital, any appointment of a HWGG Capital director and officer, and any amendment to any of HWGG Capital’s constituent documents.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is incorporated herein by reference.

On November 15, 2022, pursuant to the terms of the Share Exchange Agreement, all of the HWGG Shares were exchanged for an aggregate of 91,666,667 shares of common stock of the Company. This transaction was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation S promulgated thereunder, as not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved. At the time of their issuance, the 91,666,667 Exchange Shares were deemed to be restricted securities for the purpose of the Securities Act and will bear restrictive legends to that effect.

As a result of this Share Exchange, the HWGG Shareholders own approximately 97.5% of the Company, with Mr. Lim owning 51,922,257 shares, representing approximately 53.5% of the issued and outstanding shares of common stock of the Company.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As a result of the consummation of the transactions contemplated under the Share Exchange Agreement, a change in control of the Company has occurred with the Shareholders now owning approximately 97.5% of the issued and outstanding shares of common stock of the Company.

The information set forth in the Item 2.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As previously disclosed in the Current Report on Form 8-K filed August 11, 2022, the Company has entered into a share exchange agreement with Fintech Scion Limited, a private limited company incorporated in the United Kingdom and all of its shareholders. If the transactions contemplated pursuant to such share exchange agreement are consummated a change of control of the Company will occur after taking into account the issuance of shares to HWGG Capital.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b)

Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 days after the required filing date for this Report.

(d)	Exhibits

Exhibit No.	Description

10.23	Waiver Letter, dated November 15, 2022, by and among HWGC Holdings Limited, HWGG Capital P.L.C., and the shareholders of HWGG Capital P.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2022	HWGC HOLDINGS LIMITED

	By:	/s/ Leong Yee Ming
Name: Leong Yee Ming
Title: Chief Executive Officer